UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2021

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 1, 2021, GoPro, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Meeting”). Present at the Meeting in person or by valid proxy were holders of 84,511,562 shares of Class A Common Stock, and holders of 28,424,030 shares of Class B Common Stock, or 89.92% of the eligible votes, and constituting a quorum. Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 8, 2021 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. At the Meeting, the Company’s stockholders voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2021:
1.To elect nine directors, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.
2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
3.    To approve the advisory (non-binding) resolution on the frequency of future advisory votes on executive compensation.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nicholas Woodman	343,999,662	1,732,119	23,020,082
Tyrone Ahmad-Taylor	344,023,548	1,708,233	23,020,082
Kenneth Goldman	333,864,546	11,867,235	23,020,082
Peter Gotcher	343,961,530	1,770,251	23,020,082
James Lanzone	344,035,678	1,696,103	23,020,082
Alexander Lurie	344,148,735	1,583,046	23,020,082
Susan Lyne	343,814,954	1,916,827	23,020,082
Frederic Welts	343,954,897	1,776,884	23,020,082
Lauren Zalaznick	343,582,893	2,148,888	23,020,082

Each of the nine nominees was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions

367,068,354	419,660	1,263,849

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. There were no broker non-votes on this matter.

Proposal 3: Approval of Advisory (Non-Binding) Resolution on the frequency of future advisory votes on Executive Compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
344,097,032	80,995	195,386	1,358,368	23,020,082

The stockholders approved One Year on the resolution on the frequency of future advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: June 3, 2021	By: /s/ Eve T. Saltman
Eve T. Saltman Senior Vice President, Corporate & Business Development, Chief Legal Officer and Secretary